SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: September 11, 2001

                          AVID SPORTSWEAR & GOLF CORP.
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               (Exact Name of Registrant as Specified in Charter)


              FLORIDA                    000-28321              88-0374969
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    (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)              File Number)        Identification No.)


19143 SOUTH HAMILTON AVENUE, GARDENA, CALIFORNIA                   90248
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:           (310) 436-1500
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Effective September 11, 2001, Jerry L. Busiere resigned as a director of Avid Sportswear & Golf Corp., a Nevada corporation (the "COMPANY"). The Company does not believe that Mr. Busiere resigned as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices and Mr. Busiere did not furnish a letter to the Company with respect to any such disagreement.


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                         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    SEPTEMBER 20, 2001         AVID SPORTSWEAR & GOLF CORP.

                                     By:   /s/ Frank Jakovac
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                                     Name: Frank Jakovac
                                     Its:  Chief Executive Officer and President



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